                                                                   EXHIBIT 10.27

                                 LEASE AGREEMENT

LEASE #074-18000-0-18

         AGREEMENT made December 3, 1996, by and between Berthel Fisher & Company Leasing, Inc., agent for Telecommunications Income Fund IX, L.P. ("Lessor"), located at 425 Second Street SE, Suite 600, Cedar Rapids, IA 52401, and Murdock Communications Corporation ("Lessee"), located at 1112 29th Avenue SW, Cedar Rapids, IA 52404.

         WHEREAS, Lessee desires to lease from Lessor the telephone equipment specified on Schedule "A" ("Equipment") and Lessor desires to lease the Equipment to Lessee.

         THEREFORE, Lessor leases to Lessee, and Lessee leases from Lessor, the Equipment (and such other equipment as the parties may agree upon in the future), subject to and upon the terms and conditions appearing herein.

1. TERM; RENTAL PAYMENTS; SECURITY DEPOSIT. (a) TERM. The term of the Lease (the "Term") shall commence on December 3, 1996, and shall terminate after the expiration of Five years from such date.

         (b) RENTAL PAYMENTS. Total rental for the Equipment shall be $415,048.20, payable in 60 monthly installments of $6,917.47 each, plus applicable sales tax, beginning on the first day of the Term, with payments due on the 30th day of each successive month. Lessor acknowledges receipt of the first rental payment.

         (c) LATE PAYMENTS. In addition to Lessor's rights under this Lease as to Defaults, Lessee agrees to pay Lessor an amount equal to five percent (5%) (or the maximum amount provided by law if five percent (5%) is in excess of the amount Lessor is entitled to receive under any applicable law) of any rental payment not received by Lessor by the end of the tenth (10th) day following the due date of such rental payment.

         (d) PLACE OF PAYMENT. All payments called for under this Lease to be made to Lessor (or any assignee of Lessor pursuant to Section 12 (f)) shall be made as designated by Lessor or assignee.

         (e) LEASE NONCANCELLABLE; PAYMENTS TO BE NET. Lessee agrees that all rental payments or other sums payable by Lessee hereunder shall be the unconditional obligation of Lessee and shall be made without abatement, reduction or setoff of any nature, including any thereof arising out of any present or future claim that Lessee may have against Lessor or any of Lessor's assignees or the manufacturer or vendor of the Equipment. This lease shall not be cancelable or terminable by Lessee prior to the end of the Term except as herein expressly provided.

         (f) SECURITY DEPOSIT. Lessor acknowledges the receipt of $6,917.47 from Lessee as security for the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease. Lessor agrees to hold said deposit until the expiration of the Term provided herein and agrees to repay said deposit to the Lessee if the Lessee has fully complied with all of the terms, covenants and conditions of this Lease. The Lessor, however, may apply the security deposit, or such part thereof as may be necessary, toward the payment of all rents, obligations, and other charges due hereunder, or any expenses or damages incurred by the Lessor on account of the Lessee's breach of any of Lessee's obligations contained in this Agreement. The security deposit shall not be construed as pre-payment of the last month's rent.

2. TAXES; INDEMNITY. Lessee agrees to pay, promptly when due, all license fees and assessments, and all excise, income, and other taxes or charges (including any interest and penalties), now or hereafter imposed by any governmental body or agency upon any Equipment or the purchase, ownership, possession, leasing, operation, use, or dispositions thereof hereunder, or the rentals or other payments hereunder, (excluding taxes on or measured by the net income of Lessor) and prepare and file promptly with the appropriate offices any and all tax and other similar returns required to be filed with respect thereto (sending copies thereof to Lessor upon request). Lessee further agrees to assume all risks of liability arising from or pertaining to the purchase, delivery, ownership, possession, leasing, operation, use, condition, transportation or disposition of any Equipment or the return of any Equipment to Lessor and to indemnify and save Lessor, its servants and agents, harmless from and against, and to defend them against, any and all claims, costs, expenses, attorneys fees, fines, damages and liabilities, arising therefrom or pertaining thereto (including, without limitation, any thereof arising out of injury to persons or property). Any amounts required to be paid by Lessee under this, Section 2, which Lessee fails to pay, may be paid by Lessor and shall, at Lessor's option, become immediately due from Lessee to Lessor. Lessee's obligations contained in this, Section 2, shall survive the termination of this Agreement.

3. ACCEPTANCE. Lessee hereby accepts the Equipment as is and where currently located.

4. LESSOR'S PROTECTION. (a) INSURANCE. Lessee hereby warrants and agrees that Lessee does not carry public liability insurance for personal injury and property damage, but is self-insured. Lessee further warrants and agrees that it will provide proof of any fund or assets which Lessee has established or set aside for the payment of any losses sustained with regard to the Equipment. Lessee continues to bear the entire risk of loss for destruction of or damage to the Equipment as set forth in the Lease and Lessee's obligation to indemnify Lessor continues as set forth in the lease. If Lessee shall obtain insurance coverage on the Equipment from an outside insurance company the Lessee shall name Lessor as Loss Payee under the property damage provisions and Additional Named Insured under the liability provisions where applicable, and provide evidence of this insurance to Lessor.

         (b) RISK OF LOSS. The Equipment, until returned to Lessor, shall be held at all times at the sole risk of Lessee for injury, damages (including damage to third parties and their property), loss, destruction, theft, expropriation, or requisition (as to either title or use). In case the Equipment or any of it shall be destroyed, lost, stolen, damaged beyond repair, or permanently rendered unfit for normal use for any reason whatsoever, or is expropriated or requisitioned, before return to Lessor, Lessee agrees promptly to notify Lessor and within thirty (30) days of such occurrence, replace such Equipment with similar Equipment acceptable to Lessor, in which event this Lease shall continue unabated with respect to such Equipment. If Lessee chooses not to replace the Equipment or fails to replace such Equipment, Lessee shall pay Lessor on demand the unpaid rentals hereunder for the balance of the entire original term allocable to such Equipment, as reimbursement to Lessor for such occurrence. Payment of the amount determined pursuant to this paragraph shall relieve Lessee from any further liability with respect to the Equipment involved except for any taxes and indemnifications which may be required.

5.       EQUIPMENT.

         (a) IDENTIFICATION. The Equipment shall be as identified and listed on Schedule "A", which shall be attached to and made a part hereof.

         (b) TITLE; PERSONAL PROPERTY; ENCUMBRANCES; LOCATION. Lessee covenants that the ownership of the Equipment is and at all times shall remain with Lessor and that the Equipment is and shall remain personal property and shall not be permanently attached to any realty so that it becomes a fixture; and that it shall be installed and used at its current location or at locations set forth in Site Leases approved by Lessor and that it shall not be removed therefrom without the consent of Lessor. Lessor agrees to give its consent if Lessee provides Lessor with an acceptable replacement location agreement which will then become a Site Lease. Further, Lessee shall not sell, secrete, mortgage, assign, transfer, lease, sublet, loan, part with possession of, or encumber the Equipment, or permit any liens or charges to become effective thereon or permit or attempt to do any of the acts aforesaid. Lessee agrees, at Lessee's own expense, to take such action as may be necessary (1) to remove any such encumbrance, lien or charge and (2) to prevent any third party from acquiring any other interest in any Equipment (including, without limitation, by reason of such Equipment being deemed to be a fixture or a part of any realty).

         Upon request, Lessee shall, at its expense, affix and maintain on the Equipment, a sticker provided by Lessor indicating Lessor's ownership thereof, provided such sticker does not unreasonably detract from the appearance of the Equipment.

         (c) MAINTENANCE; ACCESSIONS; INSPECTION; ALTERATIONS. Lessee agrees at Lessee's own expense, to take good care of the Equipment and to make all repairs and replacements necessary to maintain, preserve, and keep the Equipment in good order and condition. All replacements or substitutions of the parts of, or in, any of the Equipment shall constitute accessions thereto and shall become part of the Equipment owned by Lessor. Lessee shall make no material alterations in the Equipment without the prior written consent of Lessor. Lessee will permit the Equipment to be operated and repaired only by qualified personnel.

         Upon Lessor's request, Lessee will permit Lessor to have access to the Equipment at all reasonable times for the purpose of inspection and examination. Lessee agrees to pay not more than Five Hundred Dollars ($500.00) each year in nonaccountable expenses incurred by Lessor for the purpose of inspecting the leased Equipment and conducting Equipment and records audits.

         (d) USE OF EQUIPMENT. Lessee shall be entitled to the right to possession and control of the Equipment and the use thereof during the Term of this Lease, so long as Lessee is not in default of this Agreement. Lessee will comply with all laws, regulations, and ordinances, and all applicable requirements of the manufacturer of the Equipment, applicable to the physical possession, operation, condition, use and maintenance of the Equipment. Lessee agrees to obtain all permits and licenses necessary for the operation of the Equipment.

         (e) DENIAL OF WARRANTIES. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT DELIVERED TO LESSEE HEREUNDER, AND LESSOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR PURPOSE OR AS TO ANY OTHER MATTER. IT BEING AGREED THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE, AND THE BENEFITS OF ANY SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE, AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES OF LESSOR ARE HEREBY WAIVED BY LESSEE. LESSOR WARRANTS THAT IT HAS TITLE TO SUCH EQUIPMENT. LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGEMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. NOTWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO ITS VENDOR OR ANY AGENT OF VENDOR, LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE VENDOR NOR ANY AGENT OF THE VENDOR IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERMS OR CONDITIONS OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE VENDOR SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PERFORM ITS OBLIGATIONS AS SET FORTH IN THIS LEASE OR ANY SUCH SCHEDULE. IN NO



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

EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL
DAMAGES.

6.       DEFAULT.

         (a) EVENTS OF DEFAULT. Lessee shall be in default of this Agreement if:

                  (1) Lessee fails to pay any installment of rent or other sums payable hereunder within ten (10) days after its due date; or

                  (2) Lessee shall be in default in the observance or performance of any other covenant, agreement, or provision in this Lease and such default shall continue for a period of thirty (30) days after written notice of such default; or

                  (3) Lessee shall be in material default in the observance or performance of any covenant in any Site Lease (Location Lease Agreement) pursuant to which Equipment has been installed and operated, including but not limited to the payment of commissions to the site owner or owner of the premises where the equipment is located; or

                  (4) Lessee shall be delinquent on telephone bills relating to the use of the Equipment; or

                  (5) A Site Lease is no longer a valid agreement between Lessee and the owner of the premises where the Equipment is located and Lessee has not provided a reasonable replacement Site Lease within thirty (30) days; or

                  (6) Lessee shall dissolve or become insolvent (however evidenced) or bankrupt, commit any act of bankruptcy, make an assignment for the benefit of creditors, suspend the transaction of its usual business or consent to the appointment of a trustee or receiver, or a trustee or a receiver shall be appointed for Lessee or for a substantial part of its property, or bankruptcy, reorganization, insolvency, or similar proceedings shall be instituted by or against Lessee; or

                  (7) An order, judgement, or decree be entered against Lessee by a court of competent jurisdiction and such order, judgement or decree shall continue unpaid or unsatisfied and in effect for any period of twenty (20) consecutive days without a stay of execution, or any execution or writ or process shall be issued in connection with any action or proceedings against Lessee or its property whereby the Equipment or any substantial part of Lessee's property may be taken or restrained; or



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

                  (8) Lessee materially defaults in the performance of any obligation or in the payment of any sum due to Lessor under any other contract, agreement, arrangement, or understanding, and such default continues for thirty (30) days after written notice; or

                  (9) any indebtedness of Lessee for borrowed money becomes due and payable by acceleration of maturity thereof due to an event of default;

         (b) NOTICE; RIGHT TO CURE DEFAULT. If Lessee is in default pursuant to 6(a)(1) above, Lessee shall, except as provided below, be entitled to written notice of such default. Lessee shall have five (5) days after any such notice to cure such default, and if Lessee does not cure such default, Lessor may proceed as provided in (c) below. Lessee is entitled to only two (2) such notices and rights to cure during any consecutive twelve (12) month period. If Lessee has already received two (2) such notices within a consecutive twelve
(12) month period, and during such period, Lessee again defaults pursuant to 6(a)(1), Lessor may proceed without notice to Lessee of right to cure under this paragraph.

         (c) REMEDIES. If Lessee is in default, Lessor may, by written notice to Lessee:

                  (1) immediately terminate this Lease and Lessee's rights thereunder; and/or

                  (2) declare immediately due and payable all rental installments and other sums, payable under the lease forthwith due and payable; and/or

                  (3) proceed by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease, or to recover damages for the breach thereof; and/or

                  (4) without necessity of process or other legal action, enter onto the premises where any or all of the Equipment may then be located and take possession of any or all of the Equipment, with force, if necessary, without liability to Lessor or any other person arising out of taking of such action.

         (d) ASSUMPTION OF AGREEMENTS. In addition to the foregoing, if Lessee is in default, Lessor may assume ownership for all purposes of all Site Leases pursuant to which Lessee has installed and operated Equipment under this Lease, including assumption of Lessee's obligations under such agreements, and be entitled to receive as Lessor's own property all revenues, rents, profits, income and other benefits derived from said agreements. Lessor shall also have the right to endorse the name of Lessee on any


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


checks, notes, or any other instruments for the payment of money, to deposit the same in bank accounts, in either Lessor's own name or in the name of Lessee, to institute, prosecute, settle or compromise any summary or legal proceedings for the recovery of any of the gross receipts from the operation of such Equipment, and to initiate, prosecute, settle or compromise any other proceedings for the protection of the Equipment, for the recovery of any damages done to the Equipment, or to defend any legal proceedings brought against Lessee arising out of the operations of the Equipment. Lessee agrees to reimburse all Lessor's expenses in either keeping current or curing any defaults under the Site Leases.

         (e)      NON-REPLACEMENT OF SITE LEASE. In the event of a default under
Section 6(a)(5), Lessee grants to Lessor a security interest in all agreements, which are not subject to this Lease, between Lessee and the owners of premises where equipment similar to Equipment is located.

         (f) CONTINUED LIABILITY. In addition, if Lessee is in default, Lessee shall continue to be liable for all indemnities under this Lease and for all legal fees and other costs and expenses resulting from the foregoing defaults or the exercise of Lessor's remedies including placing any Equipment in the condition required by Section 5(c). No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or elsewhere in this Agreement or otherwise available to Lessor or at law or in equity. Lessor shall be entitled to take or retain, by way of offset against any or all amounts due and owing under this Lease, any assets, tangible or intangible, of Lessee which may then be in the possession of Lessor, its correspondents or agents, wheresoever situated.

         (g) PAYMENT OF FEES AND COSTS. Lessee will pay Lessor a reasonable sum for attorneys fees and all costs and expenses incurred by Lessor in the enforcement of any right or remedy hereunder. If Lessee is required to enforce the terms of this Agreement against Lessor and is the prevailing party in any action under this Agreement, Lessor shall reimburse Lessee for all costs and expenses, including reasonable attorneys fees, incurred by Lessee in such actions.

7. SECURITY INTEREST; ASSIGNMENT. Lessee hereby grants to Lessor a security interest in (a) all of Lessee's contract rights in the Site Leases pursuant to which Lessee has or will install and operate Equipment, whether now owned or hereafter acquired, (b) all of Lessee's rights to receipts pursuant to said Site Leases, and (c) the proceeds, products, additions, replacements, substitutions, and extensions of said Site Leases. Lessee agrees to prepare, execute and file such security agreements, financing statements, and other documents as Lessor may reasonably require in order to evidence and perfect said security interests.



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

         Upon the termination of this Lease, if Lessee has then performed all of its obligations under this Lease, said Site Leases shall automatically be reassigned to Lessee. Lessor shall, upon the request of Lessee, sign such documents of assignment as Lessee may reasonably request.

8. WARRANTIES AND OBLIGATIONS OF LESSEE. In addition to the other obligations and warranties of Lessee set forth elsewhere in this Agreement, Lessee agrees and warrants as follows:

         (a) Lessee is not in default with respect to any Site Leases.

         (b) Lessee has the authority to execute this Agreement.

         (c) All Site Leases pursuant to which Equipment has been installed and operated are assignable.

         (d) Lessee shall provide the Lessor, at its address shown above, all quarterly reports of Lessee's financial condition and annual financial reports reviewed by an independent certified public accountant.

         (e) Lessee shall provide copies of telephone company bills for each site, to verify the status of each site, prior to the execution of this Lease and annually thereafter, or more often upon request of Lessor.

9. OPTION TO PURCHASE EQUIPMENT. If Lessee is not in default of any obligations set forth in this Agreement and/or if Lessee has made all payments as required under the Lease, Lessee shall have the option to purchase all (not part) of the Equipment at the end of the Term by payment of One no/100 ($1.00) Dollar. The option must be exercised by delivery of a written notice to Lessor at least thirty (30) days prior to the end of the Term. Upon payment of the option price, Lessor shall deliver to Lessee a Bill of Sale sufficient to transfer title to the Equipment to Lessee, free and clear of all encumbrances.

10. JURISDICTION AND VENUE. THIS LEASE SHALL BE BINDING AND EFFECTIVE WHEN ACCEPTED BY AN OFFICER OF LESSOR AT LESSOR'S HOME OFFICE, AND SHALL BE DEEMED TO HAVE BEEN MADE IN CEDAR RAPIDS, LINN COUNTY, IOWA. EXCEPT FOR LOCAL FILING REQUIREMENTS, THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA. LESSEE KNOWINGLY AND VOLUNTARILY CONSENTS TO BE SUBJECT TO THE JURISDICTION OF THE STATE OR FEDERAL COURTS SITTING IN CEDAR RAPIDS, LINN COUNTY, IOWA FOR PURPOSES OF ADJUDICATING ANY RIGHTS AND LIABILITIES OF THE PARTIES PURSUANT TO THIS LEASE, WITH VENUE TO BE IN LINN COUNTY, IOWA. LESSEE WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

11. Lessee waives trial by jury on any issues pertaining to the rights and liabilities of the parties to this Lease or assigns.



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

12. MISCELLANEOUS. (a) PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. In the event that Lessee shall fail to duly and promptly perform any of its obligations under the provisions of this Lease, including, without limitation, any obligations which Lessee may have with respect to Site Leases, Lessor may at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense or liability incurred by Lessor in such performance, together with interest at the rate of twelve percent (12%) per annum thereon, but not in excess of the amount permitted by any applicable law, until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.

         (b) NOTICES; NO WAIVER; TIME; ENTIRE AGREEMENT; SEVERABILITY. Any notices to be given under this Lease shall be effective at the end of the third day following the mailing thereof, via certified mail, return receipt requested, by facsimile, or by recognized commercial carrier, to the other party at the address set out herein, or such other address as such party may have specified by written notice. No failure on the part of Lessor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right hereunder preclude any other further exercise thereof or the exercise of any other right. Time is of the essence of this Lease. This Lease represents the entire agreement between Lessor and Lessee as to the Equipment and may not be altered, amended, changed, or terminated without an agreement, in writing, signed by a responsible representative of Lessor. Any provision of this Lease which is invalid under the law of any state shall, as to such state, be ineffective to the extent of such prohibition in such state only, without invalidating the remaining provisions of this Lease in such state.

         (c) FURTHER ASSURANCE. Lessee will promptly execute and deliver to Lessor (or any assignee of Lessor pursuant to Section 12(f)) such further documents and take such further action as Lessor or such assignee may request in order to more effectively carry out the intent and purpose hereof and to fully protect Lessor's, or any such assignee's, interest hereunder in accordance with the Uniform Commercial Code or other applicable law, including without limitation, the filing of financing and continuation statements.

         Lessee hereby authorizes Lessor to effect any such filing as aforesaid (including the filing of any such financing or continuation statements without the signature of Lessee).

         (d) DEFINITION OF "LEASE". "Lease" as used herein, shall be deemed to refer to this Lease and any and all Schedules now or hereafter executed pursuant hereto.

         (e) DEFINITION OF "SITE LEASE". The term "Site Lease" as used herein shall refer to any agreement between Lessee and a


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

customer of Lessee pursuant to which Lessee supplies, maintains and services Equipment.

         (f) ASSIGNMENT. Lessee shall not assign this Lease or any interest therein, or sublease any Equipment (except pursuant to Site Leases now in existence), or part with possession of any Equipment, without the prior written consent of Lessor. The foregoing shall not prohibit Lessee from fulfilling its obligations with respect to Site Leases. Lessor's rights, title and interest in and to this Lease and the Equipment may be transferred and assigned by Lessor without notice and Lessor's assignee shall have all the rights, powers, privileges, and remedies of Lessor hereunder. Except to the extent any such assignee otherwise agrees in writing, Lessee (if notified of such assignment) shall not be entitled to terminate or amend this Lease without the written consent of such assignee.

         (g) RETURN OF EQUIPMENT. If the Equipment is not purchased by Lessee pursuant to paragraph 9 herein, Lessee shall, at its own cost and expenses, at the end of the Term of this Lease, store the Equipment for the benefit of Lessor in a proper manner at one central location. The Equipment shall be in good operating condition as required by Section 5(c). All expenses, except reasonable storage expenses, shall be paid by Lessee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf the day and year above indicated.

LESSEE:  Murdock Communications Corporation

BY:
   ---------------------------------
TITLE:
      ------------------------------
LESSOR:  Berthel Fisher & Company Leasing, Inc.,
         agent for Telecommunications Income Fund IX, L.P.

BY:
   ---------------------------------
TITLE:
      ------------------------------
         In order to induce Berthel Fisher & Company Leasing, Inc., agent for Telecommunications Income Fund IX, L.P. to execute this Lease, this Lease is guaranteed in full by:


                                             ---------------------------------
                                                        Guy Murdock

                                  SCHEDULE "A"

Schedule attached to and made a part of that Lease Agreement and Assignment of Site Lease and Security Agreement dated the 3rd day of December, 1996, between the undersigned Lessee and Berthel Fisher & Company Leasing, Inc., agent for Telecommunications Income Fund IX, L.P.

10 Pay telephones, attachments, and enclosures located as specified and the Site Leases identified below:


Quantity      Site Lessee                                                Address
--------      -----------                                                -------
     1        Wilson Hotel Management Co, Inc.
                                                              ---------------------------

                                                              ---------------------------


Equipment Installed at each of the following locations with each location having the following equipment:


Wilson Inn Baton Rouge
3045 Valley Creek Rd., Baton Rouge, LA 70808
504-923-3377

Wilson Inn Bunsen
9802 Bunsen Way, Louisville, KY 40299
502-499-0000                                         PABX includes:
                                                            1:  Mitel SX200 (refurbished by Mitel)
Wilson Inn Jackson                                          12  Trunks
310 Greymont Avenue, Jackson, MS 39202                      120 Extensions (or more as needed per hotel)
601-949-4466                                                    Software Generic 217
                                                                NANP Ready Software
Wilson Inn Jacksonville                                         UART Module (RMATs)
4580 Collins Road, Orange Park, FL 32073                        Modem 14,400 US Robotics
904-264-4466                                                    UPS 1250
                                                                Surge suppression 12 trunks
Wilson Inn Jonesboro                                            Digital Voice Announcer (Auto wake up message)
2911 Gilmore Drive, Jonesboro, AR 72401
501-972-9000                                         Telephone Call Accounting
                                                            Xiox Prophet H-3 with printer
Wilson Inn Kemmons                                          UPS and remote Maintenance modem
3209 Kemmons Drive, Louisville, KY 40218
502-473-0000                                         Lodgistix Interface:
                                                            Software and Hardware including server PC
Wilson Inn Lexington
2400 Buena Vista Drive, Lexington, KY 40505
606-293-6113

Wilson Inn Little Rock
4301 East Roosevelt, Little Rock, AR 72201
5O1-376-2466

Wilson Inn Nashville
600 Ermac Drive, Nashville, TN 37214
615-889-4466

Holiday Inn Express
1251 Shiloh Drive, Fayetteville, AR 72701
501-444-6006


This schedule is hereby verified as correct by the undersigned Lessee, who acknowledges receipt thereof.

Lessee:  Murdock Communications Corporation

By:__________________________________________, its _____________________________